SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 1, 2007

Date of report (Date of earliest event reported)

FREESTONE RESOURCES, Inc.

(Exact name of registrant as specified in Charter)

Nevada                                                                       000-28753                                                    33-0880427

(State or other jurisdiction of    (Commission File No.)     (IRS Employee ID No.)

 incorporation or organization)

11 Washington Street, Hawthorne, NJ 07506

 (Address of Principal Executive Offices)

973-949-3200

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On November 1, 2007, the Registrant entered into a Stock for Assets Agreement whereby it issued 30,000,000 shares of common stock for certain mineral properties and other assets as well as the assumption of certain liabilities relating to those assets. A copy of this Agreement is attached hereto as an Exhibit. This caused the Registrant to enter into the oil and gas and related business.

The company buys producing properties and enhances the properties by recompletion of wells to rebuilding the infra-structure of existing properties. The company buys distressed production, rebuilding flow lines, electrical systems, working over the wells, enhancing the wells by chemical treatment and finally bringing on line the producing well or wells.  The company also sells chemicals to enhance production, clean flow lines, tank batteries, pipelines, and refineries.

The 30,000,000 shares were issued in Trust and subsequently transferred to the beneficial owners as set forth below:

Mike Doran

5,000,000

Clayton Carter

5,000,000

Lloyd Lane, beneficial owner through the Iron Ore Trust

6,000,000

Tom Bonner, beneficial owner through the CGY TRUST

6,000,000

Jimmy Carter, beneficial owner through the 360 Trust

4,000,000

Capital Financial Consultants, Inc.

2,500,000

CTI Trust, Dennis Penny, Trustee                            1,500,000

As part of the Agreement, certain persons who received common stock also became officers and directors of the Registrant as described in Section 5 below.

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant

Effective November 1, 2007, due to the issuance of 30,000,000 shares of common stock for assets as described in Section 1 above, the control of Registrant occurred.

The following persons became officers and directors of the Registrant. They are as follows:

Lloyd Lane

President and Director

James Carroll

Vice President and Director

Tom Bonner

Secretary and Director

Mike Doran

Vice President and Director

Clayton Carter

Vice President and Director

Lloyd Lane has owned several oil and gas service companies and has extensive oil and gas completion and production experience.

James Carroll is an accountant and worked for numerous public and private companies and has extensive knowledge in SEC accounting and filings.

Tom Bonner is a Dr. of Veterinary Science and has operated a ranching operations as well as oil and gas.

Mike Doran worked for a major bank as a wealth manager and hedge fund operations, background in accounting and finance, trade equities and treasuries.

Clayton Carter was involved in the creation of financial internet companies, finance, accounting and trading equities and treasuries.

(c) EXHIBITS

   Exhibit No.          Description

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      Stock for Assets Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

FREESTONE RESOURCES, INC.

By:  /s/  James Carroll

     Name:  James Carroll

     Title: Chairman and Chief Executive Officer

Date: May 28, 2008

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